                                                                     EXHIBIT 4.3

                          [LOGO OF YES! APPEARS HERE]

COMMON STOCK                                             COMMON STOCK
  [Number]                                                 [Shares]

YES

Incorporated Under the Laws of               See Reverse for Statements Relating
   the State of California                         to Rights, Preferences,
                                             Privileges and Restrictions, If Any

                                                      CUSIP 985834 10 0

THIS CERTIFIES THAT




IS THE OWNER OF


          Fully Paid and Nonassessable Shares of the Common Stock of

                        YES! ENTERTAINMENT CORPORATION

                 (STATE OF INCORPORATION CHANGED TO DELAWARE)

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and Bylaws of the Corporation and all amendments thereof to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile signatures of its duly authorized officers.

    Dated:

            /s/   Bruce D. Bower             /s/  Donald D. Kingsborough
               -------------------------         -------------------------
                      Secretary                   Chief Executive Officer


Countersigned and Registered:
   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
   (Jersey City, NJ)
   Transfer Agent and Registrar


By
  -------------------------
     Authorized Officer
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                        [REVERSE OF STOCK CERTIFICATE]

                        YES! ENTERTAINMENT CORPORATION

    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Articles of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by the shareholder or the Corporation upon written request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

    The Corporation is authorized to issue Common Stock, no par value, and Preferred Stock, no par value, which may be issued in one or more series. A statement of the respective powers, designations, preferences and relative, participating, optional or other special rights of the Common Stock and any such series of Preferred Stock will be furnished without charge to the holder of record of this certificate upon written request to the Secretary of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of survivorship and not as tenants in common
COM PROP -  as common property

UNIF GIFT MIN ACT - _________________________ Custodian ________________________
                            (Cust)                              (Minor)
                    under Uniform Gifts to Minors Act __________________________
                                                                (State)
UNIF TRF MIN ACT  - _________________________ Custodian (until age ____________)
                            (Cust)
                    _________________________ under Uniform Transfers to Minors
                            (Minor)

                    Act _______________________________________________________
                                              (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

Please insert Social Security or other
    Identifying number of Assignee
--------------------------------------

--------------------------------------


________________________________________________________________________________
 (Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

                             X  ________________________________________________

                             X  ________________________________________________

                       Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed




By ________________________________________________________________
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-13.